Income Taxes	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The provision for income taxes for interim tax periods is generally determined using an estimate of the Company’s annual effective tax rate, excluding jurisdictions for which no tax benefit can be recognized due to valuation allowances, and adjusted for discrete tax items during the period.
As of December 31, 2023, the Company had accumulated U.S. deferred tax assets totaling $41,362. These assets primarily arose from net operating loss carryforwards and temporary differences related to accrued liabilities and reserves. As of June 30, 2024, the Company assessed the available positive and negative evidence in evaluating the realizability of its existing deferred tax asset. Two significant pieces of objective negative evidence identified were the cumulative pre-tax losses in the U.S. in recent years and the decline in sales in the first six months of 2024 due to reduced customer demand. Such objective evidence limits the ability to consider more subjective evidence, such as projections for future improved operating results. On the basis of this evaluation, the Company has recorded a full valuation allowance against these U.S. deferred tax assets, due to the uncertainty regarding their realizability.
The Company recorded income tax expense of $39,631 and a benefit for income taxes of $5,143 for the six months ended June 30, 2024 and 2023, respectively. The June 30, 2024 provision includes a discrete income tax expense of $41,362 due to the recording of a full valuation allowance against the U.S. deferred tax assets in the period, which also caused the effective tax rate for the current year to differ from the statutory tax rate.